Exhibit 99.1

Tel: 215-564-1900 Fax: 215-564-3940 www.bdo.com	Ten Penn Center 1801 Market Street, Suite 1700 Philadelphia, PA 19103

Independent Accountant’s Report

Mr. Dwight Perry, Chief Financial Officer

The J.G. Wentworth Company

1200 Morris Drive, Suite 300

Chesterbrook, PA 19087

And

Guggenheim Partners Investment Management, LLC

100 Wilshire Boulevard, Suite 500

Santa Monica, California 90401

We have performed the procedures enumerated below, which were agreed to by the Management of Green Apple Management Company, LLC (“Green Apple”), J.G. Wentworth Originations, LLC (“Originations”), J.G. Wentworth XLVII, LLC, (the “Issuer”) and Guggenheim Partners Investment Management, LLC (“Guggenheim”), solely to assist you in evaluating the accuracy of certain information with respect to a portfolio of structured settlement purchase contracts (the “Settlement Receivables” or the “Series 2020-D Receivables). This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the specified parties in this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Our procedures and findings are as follows:

1.	The Company provided BDO with:

a.

An electronic data file labeled “2020-Guggenheim Pool Cut – 6.30.2020 v4” (the “Data File”) containing information relating to the structured settlements purchase contracts (the “Settlement Contracts” or the “Receivables”) as of the close of business on a date specified by the Company (the “Preliminary Cut-Off Date”) and

2.	The Company, on behalf of the Issuer, provided BDO with the following:

a.	Access to the Company’s management information system (“WAIDE”) containing certain information with respect to the Series 2020-D Receivables and

b.

Electronic files represented by the Company’s management to be copies of original settlement documents (the “Settlement Documents”) containing documentation pertaining to the purchase and assignment of the Series 2020-D Receivables.

BDO USA, LLP, a Delaware limited liability partnership, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

Sample Settlement Contracts

3.

We randomly selected twenty (20) Settlement Contracts from the Data File which included five Settlement Contracts originated in 2020 and fifteen Settlement Contracts originated prior to 2020. We performed the following procedures with respect to each selected structured settlement contract:

a.

State of Residence: Compared the claimant’s state of residence set forth on the applicable Data File to the claimant’s state of residence as indicated on the court order and either the signed and notarized purchase agreement (the “Purchase Agreement”), settlement agreement (the “Settlement Agreement”) or seller transfer report included in the Settlement Documents.

b.	Funding Check or Wire Transfer Request: Compared the total purchase price per WAIDE to the wire transfer request(s) or check stub(s) included in the Settlement Documents.

c.

Scheduled Payments Purchased: Compared the total payments set forth on the applicable Data File to the total amount of scheduled payments (excluding the payments occurring before the date of determination or June 1, 2020 (the “Securitization Cut -Off Date”) as indicated in WAIDE, and compared that amount to the total amount of scheduled payments (excluding the payments occurring before the date of determination or the Securitization Cut-Off Date) as set forth in the Purchase Agreement included in the Settlement Documents. For purposes of this procedure, the Specified Parties (as defined herein) have agreed that differences of+/- $1 or less are not considered exceptions.

d.

Purchase Information: Compared the purchase date and the last payment due date as set forth in WAIDE to the purchase date (within 30 business days) and last payment due date (within 30 days, and in the same calendar month) as set forth in the Purchase Agreement and/or the wire transfer request included in the Settlement Documents.

e.

Purchase Agreement Information: Compared the purchase price as set forth in WAIDE to the purchase price as indicated in the Purchase Agreement (net of payment deductions for scheduled payments occurring within 15 days of the date of determination) included in the Settlement Documents and validated that the purchase price as set forth in WAIDE is greater than or equal to the purchase price indicate in the Purchase Agreement included in the Settlement Documents.

f.

Assignment Type - Court Order: For each Sample Settlement Contract with an assignment type indicated as court order (or labeled “G-SS”) on the applicable Data File, observed that a court order referencing the claimant and the corresponding Sample Settlement Contract was included in the Settlement Documents. Observed that the court order references the transaction is between the Company and the claimant. Compared the state indicated in the court order to the court order state as set forth in WAIDE.

g.

Annuity Information: Observed that the annuity information (including, but not limited to, photocopies of correspondence and excerpts of annuity policies, the Settlement Agreement, photocopy of the annuity check, a court release or affidavit) included in one of the Settlement Documents lists the claimant as an annuitant or beneficiary, and the annuity information either contains wording indicating that the payments under the annuity were guaranteed or certain.

h.	Annuity Company Issuer: Compared the name of the annuity company issuer set forth in the Settlement Documents with the name of the annuity company issuer as set forth on the applicable Data File.

i.

Notice of Direction of Payment: Observed that the Settlement Documents contain a court order, notice of assignment or letter from the Company (or an affiliate of the Company) to the annuity issuer, as applicable, directing that payments to the claimant be forwarded to one of the following addresses:

i.	PO Box 7780 4244

Philadelphia, PA 191 82-4244

ii.	PO Box 822081

Philadelphia, PA 19182

iii.	PO Box 83364

Woburn, MA 01813-3364

iv.	PO Box 116476

Atlanta, Georgia 30368 -6476

v.	PO Box 101210

Atlanta, Georgia 30392

vi.	PO Box 809156

Chicago, IL 60680 -9156

j.

Lien Search: Observed that the Settlement Documents contain a consumer credit report and a UCC search that makes reference to the claimant. If the consumer credit report or a UCC search is not included in the Settlement Documents, the Company provided such document upon request.

k.

Settlement Agreement: Observed that the Settlement Documents contains either a photocopy of a document whose title includes the word or phrase “settlement,” “agreement,” “stipulation,” “release,” “affidavit”, “URC Exception Report” or “court order” referencing the claimant, or a document from the annuity provider listing the claimant as a beneficiary to a defendant listed in the Settlement Agreement. If such a document is not already included in the Settlement Documents, the Company provided the document upon request.

All items were found to be in agreement, except as follows:

For procedure b, the wire transfer request(s) or check stub(s) were not included in the Settlement Documents for 14 of the selections and therefore, could not be compared to the total purchase price per WAIDE.

Management Response: The exceptions noted above are related to a legacy portfolio of seasoned assets and not related to the transfer order. They do not have any impact on the clear chain of title related to the receivables.

BDO performed no procedures with respect to the management response contained above. As such, we take no responsibility for management’s response.

We were not engaged to, and did not, conduct an examination, the objective of which would be the expression of an opinion on the 2020-D Receivables. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties and is not intended to and should not be used by anyone other than these specified parties.

June 29, 2020